As filed with the Securities and Exchange Commission on December 20, 1999 (No. _____-___)
================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549
                           __________________________
                                   FORM S-8
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           DA CONSULTING GROUP, INC.
              (Exact Name of Registrant as Specified in Charter)

            Texas                                            76-0418488
(State or Other Jurisdiction of                           (I.R.S. Employer
Incorporation or Organization)                         Identification Number)


                       5847 San Felipe Road, Suite 3700
                             Houston, Texas  77057

   (Address, including zip code, of Registrant's principal executive offices)

                             1997 STOCK OPTION PLAN
                            (Full title of the Plan)
                           __________________________
                               Dennis Fairchild
                            Chief Financial Officer
                           DA Consulting Group, Inc.
                       5847 San Felipe Road, Suite 3700
                             Houston, Texas  77057
                                (713) 361-3000

(Name, address, including zip code and telephone number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE

=====================================================================================================
Titles of Securities     Amount to Be     Proposed Maximum     Proposed Maximum      Amount of
To Be Registered         Registered       Offering Price Per   Aggregate Offering    Registration Fee
                                          Share (1)            Price (1)
-----------------------------------------------------------------------------------------------------
Common Stock, par          700,000            $3.5625             $2,493,750.00          $658.35
value $0.01 per share
-----------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(h) based on the average of the high and low prices for the Common Stock of Registrant as reported by the The Nasdaq Stock Market, Inc. on December 15, 1999.

                               Explanatory Note
                               ----------------

     Pursuant to General Instruction E of Form S-8, this Registration Statement is being filed in order to register additional shares of Common Stock, par value $0.01 per share, of DA Consulting Group, Inc. (the "Company"), with respect to a currently effective Registration Statement on Form S-8 of the Company relating to the Company's 1997 Stock Option Plan.

     The contents of Registration Statement on Form S-8 as filed on February 8, 1999, Registration No. 333-71987, are incorporated by reference into this Registration Statement.


Item 8.    Exhibits.

Exhibit No.     Description
-----------     -----------
 5              Opinion of Pepper Hamilton LLP regarding the legality of the
                Registrant Stock.

23.1            Consent of PricewaterhouseCoopers LLP.

23.2            Consent of Pepper Hamilton LLP (included in Exhibit 5).

24              Power of Attorney (included on Signature Page).

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Houston, Texas, on December 20, 1999.


                                       DA CONSULTING GROUP, INC.


                                       By: /s/ Nicholas H. Marriner
                                          -------------------------------------
                                          Nicholas H. Marriner
                                          Chairman and Chief Executive Officer


                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that each individual whose signature appears below constitutes and appoints Nicholas H. Marriner, Patrick J. Newton, and Dennis Fairchild, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement and other registration statements and amendments thereto relating to the offering contemplated by this Registration Statement (including registration statements under Rule 462 promulgated under the Securities Act of 1933), and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their, his or her substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Date: December 20, 1999              /s/ Patrick J. Newton
                                     ----------------------------------------------------
                                     Patrick J. Newton
                                     President (principal executive officer) and Director


Date:  December 20, 1999             /s/ Dennis Fairchild
                                     ----------------------------------------------------
                                     Dennis Fairchild, Executive Vice President - Finance
                                     and Administration, and Chief Financial Officer
                                     (principal financial officer)


Date:  December 20, 1999             /s/ Lynne Hohlfeld
                                     ----------------------------------------------------
                                     Lynne Hohlfeld, International Corporate Controller
                                     (principal accounting officer)

Date:  December 20, 1999             /s/ Nicholas H. Marriner
                                     ----------------------------------------------------
                                     Nicholas H. Marriner, Director


Date:  December 20, 1999             /s/ Virginia L. Pierpont
                                     ----------------------------------------------------
                                     Virginia L. Pierpont, Director


Date:  December 20, 1999             /s/ Nigel Curlet
                                     ----------------------------------------------------
                                     Nigel Curlet, Director


Date:  December 20, 1999             /s/ Gunther Fritze
                                     ----------------------------------------------------
                                     Gunther Fritze, Director


Date:  December 20, 1999             /s/ Richard Thatcher
                                     ----------------------------------------------------
                                     Richard Thatcher, Director

                                 EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

 5 Opinion of Pepper Hamilton LLP regarding the legality of the Registrant Stock

23.1             Consent of PricewaterhouseCoopers LLP

23.2             Consent of Pepper Hamilton LLP (included in Exhibit 5)

24               Power of Attorney (included on Signature Page)